EXHIBIT 99.1

SOUTHWEST BANCORPORATION OF TEXAS, INC.
REPORTS EARNINGS INCREASE 11% AND ASSETS INCREASE 19%
OVER PREVIOUS YEAR

     HOUSTON — April 21, 2003 — Southwest Bancorporation of Texas, Inc. (NASDAQ: SWBT), the largest independent bank holding company based in Houston, today reported net income of $15.1 million, or $0.44 per diluted common share, for the three months ended March 31, 2003, compared to $13.5 million, or $0.40 per diluted common share, for the same period in 2002, an increase of 11 percent.

     Return on average assets was 1.22 percent for the first quarter of 2003 and return on average common shareholders’ equity was 13.48 percent, compared to 1.26 percent and 14.78 percent, respectively, for the same period in 2002. The Company’s efficiency ratio was 61.45 percent for the three months ended March 31, 2003 compared with 61.76 percent for the same period last year.

     Assets increased 19 percent to $5.11 billion at March 31, 2003, over the same period last year. At March 31, 2003, deposits were up 21 percent to $4.01 billion over the same period and loans increased 16 percent to $3.27 billion, the highest in the history of the Company.

     “Overall, I am pleased with our first quarter results. Deposit growth exceeded our expectations and loan growth was good again this quarter, especially coming on the heels of two great loan growth quarters. Noninterest income growth was quite strong, up 19 percent,” said Paul Murphy, president and CEO of Southwest Bank of Texas. “Importantly, our capital ratios are as strong as they’ve ever been, which positions us to take advantage of growth opportunities, as they become available.”

     He added: “The franchise has moved forward in the first quarter with the announcement of our merger with MaximBank, a well respected financial institution in northern Galveston County. It is a great match. Our customers will benefit from access to more banking center locations and their customers will benefit from the products and services that we provide. We’re looking forward to the close of this merger in the third quarter.”

Net Interest Income

     Net interest income for the three months ended March 31, 2003 was $45.1 million, an increase of $2.6 million, or 6 percent, from $42.5 million for the same period last year. This increase is primarily attributable to growth of $558.1 million, or 14 percent, in average earning assets, primarily loans and securities. The increase in earning assets was offset by a decrease in the net interest margin resulting from the decline in interest rates during 2002. The net interest margin was 4.11 percent for the three months ended March 31, 2003, compared to 4.42 percent for the same period last year.

Noninterest Income

     “Noninterest income is a growing part of the franchise and an indicator of the market’s enthusiasm for our innovative products,” said Murphy. “This has been particularly evident in the last couple of weeks when one of Houston’s largest specialty hospitals selected the Bank to take advantage of our treasury management solutions. Texas Children’s Hospital, which is the country’s largest pediatric hospital, will be using several of our Treasury Management’s image and web-based products including IDEAL, which will image and consolidate their insurance payment information.”

     Noninterest income was $19.3 million for the first quarter of 2003 compared to $16.2 million for the same period in 2002, an increase of 19 percent. This increase is primarily attributable to an increase in service charges on deposit accounts of $1.8 million, or 21 percent, over the same period last year. The total number of deposit accounts at March 31, 2003 increased 5 percent, to 162,953, when compared the same period a year earlier. Treasury management fee income increased $612,000, or 14 percent, to $5.0 million for the three months ended March 31, 2003 compared to $4.4 million for the same period last year.

     Other operating income for the quarter ended March 31, 2003 increased $1.5 million, or 66 percent, when compared to the same period last year. This was primarily due to the increase in gain on sale of loans of $521,000 to $1.1 million for the three months ended March 31, 2003, compared to $578,000 for the same period last year. The declining interest rate environment has created a favorable climate to sell single-family mortgages at gains. In addition, the Company has earned rental income in the current year as a result of the purchase of a 211,000 square-foot operations center in downtown Houston.

Noninterest Expense

     Noninterest expenses were $39.5 million for the quarter ended March 31, 2003, an increase of $3.3 million, or 9 percent, from the first quarter of 2002. This increase is primarily attributable to continued investment in experienced personnel to enhance the growth of the Company.

     In addition, occupancy expenses increased $1.0 million, or 19 percent, to $6.5 million for the three months ended March 31, 2003 when compared to the same period last year, primarily due to expanded facilities.

Asset Quality

     Net charge-offs to average loans were $1.2 million, or 15 basis points, for the quarter ended March 31, 2003 compared to $1.4 million, or 21 basis points, for the same period last year. Nonperforming assets increased to $23.1 million, or 0.73 percent of loans and other real estate, at March 31, 2003, from $17.0 million, or 0.62 percent of loans and other real estate, at March 31, 2002. The allowance for loan losses to total loans held for investment was 1.21 percent at March 31, 2003, compared to 1.18 percent at March 31, 2002. The allowance for loan losses to nonperforming loans was 172 percent at March 31, 2003 compared to 203 percent at March 31, 2002.

     “In summary, our asset quality continues to compare favorably to the industry averages,” noted Murphy.

Total Loans, Investments, Assets, Deposits and Equity

     Total loans were $3.27 billion at March 31, 2003, an increase of 16 percent from March 31, 2002. Investment securities were $1.19 billion at March 31, 2003, an increase of $129.3 million, or 12 percent, from March 31, 2002. Total assets were $5.11 billion at March 31, 2003, an increase of $802.4 million, or 19 percent, from March 31, 2002. Deposits totaled $4.01 billion, an increase of $696.7 million, or 21 percent, from March 31, 2002. Total shareholders’ equity increased 23 percent to $461.0 at March 31, 2003, compared to $373.8 million at March 31, 2002.

     Attached as Exhibits I, II, and III are supplemental unaudited data schedules. Exhibits I and II provide additional information on the net interest margin including average balances and average rates for both assets and liabilities for the periods presented. Exhibit III presents nine quarters of comparative data. This exhibit is useful in comparing trends in noninterest income and noninterest expense.

     A conference call to discuss first quarter earnings will be held on Tuesday, April 22, 2003 at 10:30 a.m. CST. The call is available at http://www.firstcallevents.com/service/ajwz377533295gf12.html or by dialing 1-800-982-3654 and reference “Southwest Bank of Texas First Quarter Earnings Call.”

Southwest Bancorporation of Texas, Inc., the parent company of Southwest Bank of Texas, N.A. is the largest independent bank holding company headquartered in Houston, Texas. The Company focuses on commercial lending, treasury management and investment services for businesses in the southwest, private financial management and trust services for families and individuals, and retail and mortgage banking services. The Company, with $5.11 billion in assets, has 34 full-service branches located throughout the Houston metropolitan area and a loan production office in Dallas.

Certain of the matters discussed in this press release may constitute forward-looking statements for the purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Southwest Bancorporation of Texas, Inc. (the “Company”) to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. The words “expect,” “anticipated,” “intend,” “plan,” “believe,” “seek,” “estimate,” and similar expressions are intended to identify such forward-looking statements. The Company’s actual results may differ materially from the results anticipated in these forward-looking statements due to a variety of factors, including, without limitation: (a) the effects of future economic conditions on the Company and its customers; (b) governmental monetary and fiscal policies, as well as legislative and regulatory changes; (c) the risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities and interest rate protection agreements, as well as interest rate risks; (d) the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in the Company’s market area and elsewhere, including institutions operating locally, regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the internet; and (e) the failure of assumptions underlying the establishment of reserves for loan losses and estimations of values of collateral and various financial assets and liabilities. All written or oral forward-looking statements are expressly qualified in their entirety by these cautionary statements.

Contacts:

Randy Meyer, EVP & CFO	John McWhorter, SVP & Controller
713-235-8832	713-235-8808
rmeyer@swbanktx.com	johnm@swbanktx.com

Sarah Peterson, SVP Investor Relations & Corporate Communications
713-232-1115
speterson@swbanktx.com

Southwest Bancorporation of Texas, Inc.
Consolidated Financial Information (unaudited)

	1Q-03	1Q-02	% change	FY 02	FY 01	% change

	(in 000's except per share data)
Balance sheet averages
Loans held for investment	$3,128,640	$2,694,550	16.1%	$2,838,438	$2,557,337	11.0%
Loans held for sale	93,726	79,020	18.6%	78,521	80,358	-2.3%
Investment securities	1,157,825	1,074,243	7.8%	1,139,017	895,947	27.1%
Securities purchased under resale agreements	18,000	21,089	-14.6%	17,857	19,961	-10.5%
Fed funds sold and other interest-earning assets	53,316	24,528	117.4%	32,552	46,846	-30.5%

Total interest-earning assets	4,451,507	3,893,430	14.3%	4,106,385	3,600,449	14.1%
Allowance for loan losses	(38,216)	(32,503)	17.6%	(34,067)	(30,528)	11.6%
Cash and due from banks	299,117	225,660	32.6%	203,808	181,453	12.3%
Other assets	291,920	258,002	13.1%	270,168	244,369	10.6%

Total assets	$5,004,328	$4,344,589	15.2%	$4,546,294	$3,995,743	13.8%

Noninterest-bearing deposits	$1,172,389	$904,276	29.6%	$994,113	$836,366	18.9%
Interest-bearing demand deposits	35,047	34,303	2.2%	34,409	62,510	-45.0%
Savings deposits	1,698,516	1,453,126	16.9%	1,518,769	1,395,183	8.9%
Time deposits	965,267	917,885	5.2%	926,001	901,822	2.7%

Total deposits	3,871,219	3,309,590	17.0%	3,473,292	3,195,881	8.7%
Repurchase agreements and other borrowed funds	639,359	640,347	-0.2%	640,141	435,851	46.9%
Other liabilities	40,323	21,532	87.3%	24,677	29,611	-16.7%
Minority interest in consolidated subsidiary	—	1,417	-100.0%	1,195	1,267	-5.7%
Shareholders’ equity	453,427	371,703	22.0%	406,989	333,133	22.2%

Total liabilities and shareholders’ equity	$5,004,328	$4,344,589	15.2%	$4,546,294	$3,995,743	13.8%

Income statement data
Interest and fees on loans	$45,156	$43,382	4.1%	$180,658	$205,123	-11.9%
Interest on securities	11,951	14,379	-16.9%	56,959	53,297	6.9%
Interest on fed funds sold and other interest-earning assets	206	191	7.9%	798	2,727	-70.7%

Total interest income	57,313	57,952	-1.1%	238,415	261,147	-8.7%

Interest on deposits	10,106	12,693	-20.4%	48,962	85,834	-43.0%
Interest on borrowings	2,126	2,797	-24.0%	10,817	15,324	-29.4%

Total interest expense	12,232	15,490	-21.0%	59,779	101,158	-40.9%

Net interest income	45,081	42,462	6.2%	178,636	159,989	11.7%
Provision for loan losses	3,000	2,500	20.0%	11,750	7,500	56.7%

Net interest income after provision	42,081	39,962	5.3%	166,886	152,489	9.4%

Service charges on deposit accounts	10,527	8,693	21.1%	37,142	27,653	34.3%
Investment services	2,295	2,417	-5.0%	9,302	7,244	28.4%
Other fee income	2,738	2,881	-5.0%	9,378	11,954	-21.6%
Other operating income	3,658	2,203	66.0%	12,832	11,293	13.6%
Gain(loss) on sales of securities, net	35	1	3400.0%	1,737	14	12307.1%

Total noninterest income	19,253	16,195	18.9%	70,391	58,158	21.0%

Salaries and benefits	23,826	20,973	13.6%	87,562	78,049	12.2%
Occupancy expenses	6,500	5,485	18.5%	24,066	21,532	11.8%
Other expenses	9,185	9,741	-5.7%	39,410	33,580	17.4%
Minority interest	—	25	-100.0%	40	24	66.7%

Total noninterest expenses	39,511	36,224	9.1%	151,078	133,185	13.4%

Income before income taxes	21,823	19,933	9.5%	86,199	77,462	11.3%
Provision for income taxes	6,748	6,388	5.6%	26,993	24,745	9.1%

Net income	$15,075	$13,545	11.3%	$59,206	$52,717	12.3%

Basic earnings per common share	$0.45	$0.41	9.8%	$1.77	$1.60	10.6%

Diluted earnings per common share	$0.44	$0.40	10.0%	$1.72	$1.55	11.0%

Period end # of shares outstanding	33,893	33,004	2.7%	33,856	32,924	2.8%
Weighted avg # of shares outstanding (incl CSE’s)	34,640	34,081	1.6%	34,446	34,076	1.1%

	1Q-03	1Q-02	% change	FY 02	FY 01	% change

	($ in 000's except per share data)
Nonperforming assets
Nonaccrual loans	$20,503	$15,153	35.3%	$13,113	$11,020	19.0%
Accruing loans 90 or more days past due	1,893	845	124.0%	1,876	2,179	-13.9%
ORE and OLRA	684	963	-29.0%	760	1,037	-26.7%

Total nonperforming assets	$23,080	$16,961	36.1%	$15,749	$14,236	10.6%

Changes in allowance for loan losses
Allowance for loan losses — beginning of period	$36,696	$31,390	16.9%	$31,390	$28,150	11.5%
Provision for loan losses	3,000	2,500	20.0%	11,750	7,500	56.7%
Charge-offs	(1,319)	(1,465)	-10.0%	(7,092)	(5,030)	41.0%
Recoveries	131	83	57.8%	736	770	-4.4%
Adjustment for sale of subsidiary	—	—	0.0%	(88)	—	100.0%

Allowance for loan losses — end of period	$38,508	$32,508	18.5%	$36,696	$31,390	16.9%

Ratios
Return on average assets	1.22%	1.26%		1.30%	1.32%
Return on average common shareholders’ equity	13.48%	14.78%		14.55%	15.82%
Leverage ratio	8.91%	8.53%		9.46%	8.90%
Yield on interest-earning assets	5.22%	6.04%		5.81%	7.25%
Cost of funds with demand accounts	1.10%	1.59%		1.45%	2.79%
Net interest margin	4.11%	4.42%		4.35%	4.44%
Efficiency ratio	61.45%	61.76%		61.09%	61.06%
Demand deposits to total deposits	30.28%	27.32%		28.62%	26.17%
Noninterest income to total income	29.93%	27.61%		28.27%	26.66%
Noninterest expense to average interest-earning assets	3.60%	3.77%		3.68%	3.70%
Nonperforming assets to loans and other real estate	0.73%	0.62%		0.50%	0.53%
Net charge-offs to average loans	0.15%	0.21%		0.22%	0.17%
Allowance for loan losses to total loans	1.21%	1.18%		1.18%	1.17%
Allowance for loan losses to nonperforming loans	171.94%	203.20%		244.82%	237.82%
Common stock performance
Market value of stock — Close	$30.030	$33.340		$28.810	$31.210
Market value of stock — High	$33.050	$34.600		$37.340	$31.840
Market value of stock — Low	$27.590	$26.750		$24.490	$24.030
Book value of stock	$13.60	$11.33		$13.16	$10.99
Market/book value of stock	221%	294%		219%	284%
Price/12 month trailing earnings ratio	17	21		17	20
Other data
EOP Employees — full time equivalent	1,528	1,363	12.1%	1,481	1,358	9.1%
Period end balances
Loans held for investment	$3,181,059	$2,750,685	15.6%	$3,117,951	$2,672,458	16.7%
Loans held for sale	87,398	74,340	17.6%	101,389	87,024	16.5%
Investment securities	1,193,917	1,064,615	12.1%	1,201,200	1,068,315	12.4%
Securities purchased under resale agreements	30,000	—	100.0%	20,000	66,000	-69.7%
Fed funds sold and other interest-earning assets	92,364	13,034	608.6%	43,107	6,633	549.9%

Total interest-earning assets	4,584,738	3,902,674	17.5%	4,483,647	3,900,430	15.0%
Allowance for loan losses	(38,508)	(32,508)	18.5%	(36,696)	(31,390)	16.9%
Cash and due from banks	289,363	199,092	45.3%	472,257	272,823	73.1%
Other assets	274,276	238,227	15.1%	252,749	259,293	-2.5%

Total assets	$5,109,869	$4,307,485	18.6%	$5,171,957	$4,401,156	17.5%

Noninterest-bearing demand deposits	$1,270,991	$904,074	40.6%	$1,290,323	$987,752	30.6%
Interest-bearing demand deposits	39,551	32,927	20.1%	36,222	38,373	-5.6%
Savings deposits	1,723,369	1,439,494	19.7%	1,715,536	1,490,033	15.1%
Time deposits	978,350	939,065	4.2%	869,968	912,475	-4.7%

Total deposits	4,012,261	3,315,560	21.0%	3,912,049	3,428,633	14.1%
Repurchase agreements and other borrowed funds	602,465	592,737	1.6%	790,873	587,979	34.5%
Other liabilities	34,152	23,988	42.4%	23,512	21,402	9.9%
Minority interest in consolidated subsidiary	—	1,386	-100.0%	—	1,408	-100.0%
Shareholders’ equity	460,991	373,814	23.3%	445,523	361,734	23.2%

Total liabilities and shareholders’ equity	$5,109,869	$4,307,485	18.6%	$5,171,957	$4,401,156	17.5%

EXHIBIT I

Rate Volume
3 Months Ended Analysis
(unaudited)

	Three Months Ended			Three Months Ended
	March 31, 2003			March 31, 2002

	Average	Interest	Average	Average	Interest	Average
	Outstanding	Earned/	Yield/	Outstanding	Earned/	Yield/
	Balance	Paid	Rate	Balance	Paid	Rate

	(Dollars in thousands)
Interest-earning assets:
Loans	$3,222,366	$45,156	5.68%	$2,773,570	$43,382	6.34%
Securities	1,157,825	11,951	4.19	1,074,243	14,379	5.43
Federal funds sold and other	71,316	206	1.17	45,617	191	1.70

Total interest-earning assets	4,451,507	57,313	5.22%	3,893,430	57,952	6.04%

Less allowance for loan losses	(38,216)			(32,503)

Total interest-earning assets, net of allowance	4,413,291			3,860,927
Noninterest-earning assets	591,037			483,662

Total assets	$5,004,328			$4,344,589

Interest-bearing liabilities:
Money market and savings deposits	$1,733,563	4,292	1.00%	$1,487,429	5,164	1.41%
Certificates of deposits	965,267	5,814	2.44	917,885	7,529	3.33
Repurchase agreements and other borrowed funds	639,359	2,126	1.35	640,347	2,797	1.77

Total interest-bearing liabilities	3,338,189	12,232	1.49%	3,045,661	15,490	2.06%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	1,172,389			904,276
Other liabilities	40,323			22,949

Total liabilities	4,550,901			3,972,886
Shareholders’ equity	453,427			371,703

Total liabilities and shareholder’s equity	$5,004,328			$4,344,589

Net interest income		$45,081			$42,462

Net interest spread			3.73%			3.98%

Net interest margin			4.11%			4.42%

	Three Months Ended
	Q1 2003 vs Q1 2002

	Increase (Decrease)
	Due to

	Volume	Rate	Total

	(Dollars in thousands)
Interest-earning assets:
Loans	$7,020	$(5,246)	$1,774
Securities	1,119	(3,547)	(2,428)
Federal funds sold and other	108	(93)	15

Total increase (decrease) in interest income	8,247	(8,886)	(639)

Interest-bearing liabilities:
Money market and savings deposits	855	(1,727)	(872)
Certificates of deposits	389	(2,104)	(1,715)
Repurchase agreements and borrowed funds	(4)	(667)	(671)

Total increase (decrease) in interest expense	1,240	(4,498)	(3,258)

Increase (decrease) in net interest income	$7,007	$(4,388)	$2,619

EXHIBIT II

Rate Volume
Linked Quarter Analysis
(unaudited)

	Three Months Ended			Three Months Ended
	March 31, 2003			December 31, 2002

	Average	Interest	Average	Average	Interest	Average
	Outstanding	Earned/	Yield/	Outstanding	Earned/	Yield/
	Balance	Paid	Rate	Balance	Paid	Rate

	(Dollars in thousands)
Interest-earning assets:
Loans	$3,222,366	$45,156	5.68%	$3,120,399	$46,735	5.94%
Securities	1,157,825	11,951	4.19	1,198,055	12,685	4.20
Federal funds sold and other	71,316	206	1.17	61,967	230	1.47

Total interest-earning assets	4,451,507	57,313	5.22%	4,380,421	59,650	5.40%

Less allowance for loan losses	(38,216)			(36,105)

Total interest-earning assets, net of allowance	4,413,291			4,344,316
Noninterest-earning assets	591,037			512,742

Total assets	$5,004,328			$4,857,058

Interest-bearing liabilities:
Money market and savings deposits	$1,733,563	4,292	1.00%	$1,668,738	4,813	1.14%
Certificates of deposits	965,267	5,814	2.44	892,342	6,463	2.87
Repurchase agreements and other borrowed funds	639,359	2,126	1.35	730,363	2,846	1.55

Total interest-bearing liabilities	3,338,189	12,232	1.49%	3,291,443	14,122	1.70%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	1,172,389			1,099,772
Other liabilities	40,323			26,201

Total liabilities	4,550,901			4,417,416
Shareholders’ equity	453,427			439,642

Total liabilities and shareholder’s equity	$5,004,328			$4,857,058

Net interest income		$45,081			$45,528

Net interest spread			3.73%			3.70%

Net interest margin			4.11%			4.12%

	Three Months Ended
	Q1 2003 vs Q4 2002

	Increase (Decrease)
	Due to

	Volume	Rate	Days	Total

	(Dollars in thousands)
Interest-earning assets:
Loans	$1,494	$(2,057)	$(1,016)	$(1,579)
Securities	(416)	(42)	(276)	(734)
Federal funds sold and other	34	(53)	(5)	(24)

Total increase (decrease) in interest income	1,112	(2,152)	(1,297)	(2,337)

Interest-bearing liabilities:
Money market and savings deposits	183	(599)	(105)	(521)
Certificates of deposits	517	(1,025)	(141)	(649)
Repurchase agreements and borrowed funds	(347)	(311)	(62)	(720)

Total increase (decrease) in interest expense	353	(1,935)	(308)	(1,890)

Increase (decrease) in net interest income	$759	$(217)	$(989)	$(447)

EXHIBIT III

Southwest Bancorporation of Texas, Inc.
Consolidated Financial Information (unaudited)
Quarterly Trend Analysis

	1Q-01	2Q-01	3Q-01	4Q-01	1Q-02	2Q-02	3Q-02	4Q-02

Balance sheet averages
Loans held for investment	$2,470,497	$2,504,884	$2,594,614	$2,656,430	$2,694,550	$2,765,257	$2,855,389	$3,034,633
Loans held for sale	77,579	72,985	82,231	88,498	79,020	76,361	72,922	85,766
Investment securities	835,349	823,346	924,501	993,588	1,074,243	1,089,573	1,192,252	1,198,055
Securities purchased under resale agreements	47,302	24,523	924	10,957	21,089	10,330	19,999	20,000
Fed funds sold and other earning assets	34,773	43,043	49,902	58,719	24,528	37,341	26,250	41,967

Total interest-earning assets	3,465,500	3,468,781	3,652,172	3,808,192	3,893,430	3,978,862	4,166,812	4,380,421

Allowance for loan losses	(28,891)	(30,134)	(31,431)	(31,723)	(32,503)	(33,142)	(34,474)	(36,105)
Cash and due from banks	192,655	182,470	172,392	187,129	225,660	171,550	191,469	226,675
Other assets	229,439	248,174	245,570	252,234	258,002	252,869	283,289	286,067

Total assets	$3,858,703	$3,869,291	$4,038,703	$4,215,832	$4,344,589	$4,370,139	$4,607,096	$4,857,058

Noninterest-bearing deposits	$828,507	$794,470	$841,680	$910,127	$904,276	$954,006	$1,016,011	$1,099,772
Interest-bearing demand deposits	64,912	67,820	33,948	33,986	34,303	32,735	32,006	38,572
Savings deposits	1,303,696	1,362,619	1,475,345	1,486,203	1,453,126	1,460,482	1,529,241	1,630,166
Time deposits	896,244	864,802	918,749	927,134	917,885	929,548	964,091	892,342

Total deposits	3,093,359	3,089,711	3,269,722	3,357,450	3,309,590	3,376,771	3,541,349	3,660,852
Repurchase agreements and other borrowed funds	424,196	420,976	400,818	471,941	640,347	575,363	613,791	730,363
Other liabilities	34,524	33,796	26,841	23,793	21,532	26,167	25,266	25,695
Minority interest	1,335	1,367	1,378	1,432	1,417	1,393	1,472	506
Shareholders’ equity	305,289	323,441	339,944	361,216	371,703	390,445	425,218	439,642

Total liabilities and equity	$3,858,703	$3,869,291	$4,038,703	$4,215,832	$4,344,589	$4,370,139	$4,607,096	$4,857,058

Income statement data
Interest and fees on loans	$55,977	$51,832	$50,938	$46,376	$43,382	$44,767	$45,774	$46,735
Interest on securities	13,593	12,841	13,256	13,607	14,379	14,629	15,266	12,685
Interest on fed funds sold and other earning assets	1,126	754	366	481	191	186	191	230

Total interest income	70,696	65,427	64,560	60,464	57,952	59,582	61,231	59,650

Interest on deposits	26,523	22,752	20,688	15,871	12,693	12,174	12,819	11,276
Interest on borrowings	5,423	4,156	3,098	2,647	2,797	2,503	2,671	2,846

Total interest expense	31,946	26,908	23,786	18,518	15,490	14,677	15,490	14,122

Net interest income	38,750	38,519	40,774	41,946	42,462	44,905	45,741	45,528
Provision for loan losses	1,750	1,750	2,000	2,000	2,500	3,250	3,000	3,000

Net interest income after provision	37,000	36,769	38,774	39,946	39,962	41,655	42,741	42,528

Service charges on deposit accounts	5,684	6,096	7,784	8,089	8,693	9,466	9,198	9,785
Investment services	1,693	1,702	2,046	1,803	2,417	2,395	2,371	2,119
Other fee income	3,221	2,671	2,992	3,084	2,881	3,089	126	3,284
Other operating income	2,849	3,553	2,108	2,769	2,203	2,724	3,145	4,758
Gains on sales of securities	17	8	8	(19)	1	1	1,680	55

Total noninterest income	13,464	14,030	14,938	15,726	16,195	17,675	16,520	20,001

Salaries and benefits	18,787	19,496	19,466	20,300	20,973	21,487	22,325	22,777
Net occupancy expenses	4,987	5,083	5,624	5,838	5,485	5,631	5,840	7,110
Merger-related expenses and other	—	—	—	—	—	—	—	—
Other expenses	8,225	7,745	8,528	9,082	9,741	10,109	9,949	9,611
Minority interest	30	17	(38)	15	25	24	30	(39)

Total noninterest expenses	32,029	32,341	33,580	35,235	36,224	37,251	38,144	39,459

Income before income taxes	18,435	18,458	20,132	20,437	19,933	22,079	21,117	23,070
Provision for income taxes	5,920	5,914	6,460	6,451	6,388	6,897	6,555	7,153

Net income	$12,515	$12,544	$13,672	$13,986	$13,545	$15,182	$14,562	$15,917

Basic earnings per common share	$0.38	$0.38	$0.42	$0.42	$0.41	$0.46	$0.43	$0.47

Diluted earnings per common share	$0.37	$0.37	$0.40	$0.41	$0.40	$0.44	$0.42	$0.46

Period end # of shares outstanding	32,808	32,865	32,911	32,924	33,004	33,632	33,834	33,856
Weighted avg # of shares outstanding (incl CSE’s)	34,141	34,037	34,083	33,983	34,081	34,412	34,726	34,566

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Versus prior quarter		Versus prior year

	1Q-03	$ change	% change	$ change	% change

Balance sheet averages
Loans held for investment	$3,128,640	$94,007	3.1%	$434,090	16.1%
Loans held for sale	93,726	7,960	9.3%	14,706	18.6%
Investment securities	1,157,825	(40,230)	-3.4%	83,582	7.8%
Securities purchased under resale agreements	18,000	(2,000)	-10.0%	(3,089)	-14.6%
Fed funds sold and other earning assets	53,316	11,349	27.0%	28,788	117.4%

Total interest-earning assets	4,451,507	71,086	1.6%	558,077	14.3%

Allowance for loan losses	(38,216)	(2,111)	5.8%	(5,713)	17.6%
Cash and due from banks	299,117	72,442	32.0%	73,457	32.6%
Other assets	291,920	5,853	2.0%	33,918	13.1%

Total assets	$5,004,328	$147,270	3.0%	$659,739	15.2%

Noninterest-bearing deposits	$1,172,389	$72,617	6.6%	$268,113	29.6%
Interest-bearing demand deposits	35,047	(3,525)	-9.1%	744	2.2%
Savings deposits	1,698,516	68,350	4.2%	245,390	16.9%
Time deposits	965,267	72,925	8.2%	47,382	5.2%

Total deposits	3,871,219	210,367	5.7%	561,629	17.0%
Repurchase agreements and other borrowed funds	639,359	(91,004)	-12.5%	(988)	-0.2%
Other liabilities	40,323	14,628	56.9%	18,791	87.3%
Minority interest	—	(506)	-100.0%	(1,417)	-100.0%
Shareholders’ equity	453,427	13,785	3.1%	81,724	22.0%

Total liabilities and equity	$5,004,328	$147,270	3.0%	$659,739	15.2%

Income statement data
Interest and fees on loans	$45,156	$(1,579)	-3.4%	$1,774	4.1%
Interest on securities	11,951	(734)	-5.8%	(2,428)	-16.9%
Interest on fed funds sold and other earning assets	206	(24)	-10.4%	15	7.9%

Total interest income	57,313	(2,337)	-3.9%	(639)	-1.1%

Interest on deposits	10,106	(1,170)	-10.4%	(2,587)	-20.4%
Interest on borrowings	2,126	(720)	-25.3%	(671)	-24.0%

Total interest expense	12,232	(1,890)	-13.4%	(3,258)	-21.0%

Net interest income	45,081	(447)	-1.0%	2,619	6.2%
Provision for loan losses	3,000	—	0.0%	500	20.0%

Net interest income after provision	42,081	(447)	-1.1%	2,119	5.3%

Service charges on deposit accounts	10,527	742	7.6%	1,834	21.1%
Investment services	2,295	176	8.3%	(122)	-5.0%
Other fee income	2,738	(546)	-16.6%	(143)	-5.0%
Other operating income	3,658	(1,100)	-23.1%	1,455	66.0%
Gains on sales of securities	35	(20)	-36.4%	34	3400.0%

Total noninterest income	19,253	(748)	-3.7%	3,058	18.9%

Salaries and benefits	23,826	1,049	4.6%	2,853	13.6%
Net occupancy expenses	6,500	(610)	-8.6%	1,015	18.5%
Merger-related expenses and other	—	—	0.0%	—	0.0%
Other expenses	9,185	(426)	-4.4%	(556)	-5.7%
Minority interest	—	39	100.0%	(25)	-100.0%

Total noninterest expenses	39,511	52	0.1%	3,287	9.1%

Income before income taxes	21,823	(1,247)	-5.4%	1,890	9.5%
Provision for income taxes	6,748	(405)	-5.7%	360	5.6%

Net income	$15,075	$(842)	-5.3%	$1,530	11.3%

Basic earnings per common share	$0.45	$(0.02)	-4.3%	$0.04	9.5%

Diluted earnings per common share	$0.44	$(0.02)	-4.3%	$0.04	10.7%

Period end # of shares outstanding	33,893	37	0.1%	889	2.7%
Weighted avg # of shares outstanding (incl CSE’s)	34,640	74	0.2%	559	1.6%

EXHIBIT III

Southwest Bancorporation of Texas, Inc.
Consolidated Financial Information (unaudited)
Quarterly Trend Analysis

	1Q-01	2Q-01	3Q-01	4Q-01	1Q-02	2Q-02	3Q-02	4Q-02

Nonperforming assets
Nonaccrual loans	$6,336	$5,895	$12,073	$11,020	$15,153	$11,725	$14,596	$13,113
Accruing loans 90 or more days past due	982	1,223	1,080	2,179	845	1,536	2,687	1,876
ORE and OLRA	1,222	1,351	1,149	1,037	963	818	829	760

Total nonperforming assets	$8,540	$8,469	$14,302	$14,236	$16,961	$14,079	$18,112	$15,749

Changes in allowance for loan losses
Allowance for loan losses — beginning of period	$28,150	$29,067	$30,590	$31,142	$31,390	$32,508	$33,025	$34,597
Provision for loan losses	1,750	1,750	2,000	2,000	2,500	3,250	3,000	3,000
Charge-offs	(989)	(615)	(1,625)	(1,801)	(1,465)	(3,002)	(1,580)	(1,045)
Recoveries	156	388	177	49	83	269	152	232
Adjustment for sale of subsidiary	—	—	—	—	—	—	—	(88)

Allowance for loan losses — end of period	$29,067	$30,590	$31,142	$31,390	$32,508	$33,025	$34,597	$36,696

Ratios
Return on average assets	1.32%	1.30%	1.34%	1.32%	1.26%	1.39%	1.25%	1.30%
Return on average common shareholders’ equity	16.63%	15.56%	15.96%	15.36%	14.78%	15.60%	13.59%	14.36%
Leverage ratio	8.12%	8.44%	8.47%	8.43%	8.53%	9.03%	8.97%	8.85%
Yield on interest-earning assets	8.27%	7.57%	7.01%	6.30%	6.04%	6.01%	5.83%	5.40%
Cost of funds with demand accounts	3.68%	3.07%	2.57%	1.92%	1.59%	1.49%	1.48%	1.28%
Net interest margin	4.53%	4.45%	4.43%	4.37%	4.42%	4.53%	4.36%	4.12%
Efficiency ratio	61.36%	61.55%	60.28%	61.08%	61.76%	59.53%	62.96%	60.27%
Demand deposits to total deposits	26.78%	25.71%	25.74%	27.11%	27.32%	28.25%	28.69%	30.04%
Noninterest income to total income	25.79%	26.70%	26.81%	27.27%	27.61%	28.24%	26.53%	30.52%
Noninterest expense to average interest-earning assets	3.74%	3.74%	3.65%	3.67%	3.77%	3.75%	3.63%	3.57%
Nonperforming assets to loans and other real estate	0.34%	0.33%	0.54%	0.53%	0.62%	0.50%	0.62%	0.50%
Net charge-offs to average loans	0.14%	0.04%	0.22%	0.26%	0.21%	0.40%	0.20%	0.11%
Allowance for loan losses to total loans	1.16%	1.20%	1.18%	1.17%	1.18%	1.17%	1.18%	1.18%
Allowance for loan losses to nonperforming loans	397.20%	429.76%	236.77%	237.82%	203.20%	249.04%	200.18%	244.82%

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Versus prior quarter		Versus prior year

	1Q-03	$ change	% change	$ change	% change

Nonperforming assets
Nonaccrual loans	$20,503	$7,390	56.4%	$5,350	35.3%
Accruing loans 90 or more days past due	1,893	17	0.9%	1,048	124.0%
ORE and OLRA	684	(76)	-10.0%	(279)	-29.0%

Total nonperforming assets	$23,080	$7,331	46.5%	$6,119	36.1%

Changes in allowance for loan losses
Allowance for loan losses — beginning of period	$36,696	$2,099	6.1%	$5,306	16.9%
Provision for loan losses	3,000	—	0.0%	500	20.0%
Charge-offs	(1,319)	(274)	26.2%	146	-10.0%
Recoveries	131	(101)	-43.5%	48	57.8%
Adjustment for sale of subsidiary	—	88	100.0%	—	0.0%

Allowance for loan losses — end of period	$38,508	$1,812	4.9%	$6,000	18.5%

Ratios
Return on average assets	1.22%	-0.08%	-6.2%	-0.04%	-3.5%
Return on average common shareholders’ equity	13.48%	-0.88%	-6.1%	-1.30%	-8.8%
Leverage ratio	8.91%	0.06%	0.7%	0.38%	4.5%
Yield on interest-earning assets	5.22%	-0.18%	-3.3%	-0.82%	-13.5%
Cost of funds with demand accounts	1.10%	-0.18%	-14.1%	-0.49%	-30.8%
Net interest margin	4.11%	-0.01%	-0.2%	-0.31%	-7.1%
Efficiency ratio	61.45%	1.18%	2.0%	-0.31%	-0.5%
Demand deposits to total deposits	30.28%	0.24%	0.8%	2.96%	10.8%
Noninterest income to total income	29.93%	-0.60%	-2.0%	2.32%	8.4%
Noninterest expense to average interest-earning assets	3.60%	0.03%	0.8%	-0.17%	-4.5%
Nonperforming assets to loans and other real estate	0.73%	0.23%	46.0%	0.11%	18.4%
Net charge-offs to average loans	0.15%	0.04%	36.4%	-0.06%	-27.9%
Allowance for loan losses to total loans	1.21%	0.03%	2.5%	0.03%	2.4%
Allowance for loan losses to nonperforming loans	171.94%	-72.88%	-29.8%	-31.26%	-15.4%

EXHIBIT III

Southwest Bancorporation of Texas, Inc.
Consolidated Financial Information (unaudited)
Quarterly Trend Analysis

	1Q-01	2Q-01	3Q-01	4Q-01	1Q-02	2Q-02	3Q-02	4Q-02

Common stock performance
Market value of stock — Close	$31.375	$30.210	$29.750	$31.210	$33.340	$36.220	$36.410	$28.810
Market value of stock — High	$45.563	$35.050	$35.000	$31.840	$34.600	$36.730	$39.200	$37.340
Market value of stock — Low	$25.375	$29.390	$27.000	$24.030	$26.750	$30.680	$30.450	$24.490
Book value of stock	$9.75	$10.09	$10.81	$10.99	$11.33	$12.21	$12.84	$13.18
Market/book value of stock	322%	299%	275%	284%	294%	297%	283%	219%
Price/earnings ratio	23	22	21	20	21	22	22	17
Period end balances
Loans held for investment	$2,511,341	$2,545,655	$2,645,977	$2,672,458	$2,750,685	$2,813,133	$2,928,547	$3,117,951
Loans held for sale	66,452	81,669	88,677	87,024	74,340	70,577	81,874	101,389
Investment securities	797,086	807,528	942,073	1,068,315	1,064,615	1,162,966	1,254,849	1,201,200
Securities purchased under resale agreements	54,313	35,000	—	66,000	—	20,000	20,000	20,000
Fed funds sold and other earning assets	18,204	36,150	48,885	6,633	13,034	75,404	130,124	43,107

Total interest-earning assets	3,447,396	3,506,002	3,725,612	3,900,430	3,902,674	4,142,080	4,415,394	4,483,647

Allowance for loan losses	(29,067)	(30,590)	(31,142)	(31,390)	(32,508)	(33,025)	(34,597)	(36,696)
Cash and due from banks	160,343	222,485	180,344	272,823	199,092	182,352	197,489	472,257
Other assets	249,601	239,524	235,097	259,293	238,227	257,120	260,171	252,749

Total assets	$3,828,273	$3,937,421	$4,109,911	$4,401,156	$4,307,485	$4,548,527	$4,838,457	$5,171,957

Noninterest-bearing demand deposits	$827,502	$875,128	$865,499	$987,752	$904,074	$1,042,127	$1,115,405	$1,290,323
Interest-bearing demand deposits	61,858	33,246	29,682	38,373	32,927	29,806	35,000	36,222
Savings deposits	1,370,507	1,432,168	1,485,690	1,490,033	1,439,494	1,526,331	1,521,060	1,715,536
Time deposits	836,410	909,454	946,258	912,475	939,065	985,218	903,874	869,968

Total deposits	3,096,277	3,249,996	3,327,129	3,428,633	3,315,560	3,583,482	3,575,339	3,912,049
Repurchase agreements and other borrowed funds	379,730	332,968	400,500	587,979	592,737	531,468	804,294	790,873
Other liabilities	30,950	21,312	25,006	21,402	23,988	21,609	22,755	23,512
Minority interest	1,382	1,410	1,429	1,408	1,386	1,461	1,503	—
Shareholders’ equity	319,934	331,735	355,847	361,734	373,814	410,507	434,566	445,523

Total liabilities and equity	$3,828,273	$3,937,421	$4,109,911	$4,401,156	$4,307,485	$4,548,527	$4,838,457	$5,171,957

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Versus prior quarter		Versus prior year

	1Q-03	$ change	% change	$ change	% change

Common stock performance
Market value of stock — Close	$30.030	$1.22	4.2%	$(3.31)	-9.9%
Market value of stock — High	$33.050	$(4.29)	-11.5%	$(1.55)	-4.5%
Market value of stock — Low	$27.590	$3.10	12.7%	$0.84	3.1%
Book value of stock	$13.60	$0.42	3.2%	$2.28	20.1%
Market/book value of stock	221%	2%	1.0%	-74%	-25.0%
Price/earnings ratio	17	0	1.8%	(4)	-19.2%
Period end balances
Loans held for investment	$3,181,059	$63,108	2.0%	$430,374	15.6%
Loans held for sale	87,398	(13,991)	-13.8%	13,058	17.6%
Investment securities	1,193,917	(7,283)	-0.6%	129,302	12.1%
Securities purchased under resale agreements	30,000	10,000	50.0%	30,000	100.0%
Fed funds sold and other earning assets	92,364	49,257	114.3%	79,330	608.6%

Total interest-earning assets	4,584,738	101,091	2.3%	682,064	17.5%

Allowance for loan losses	(38,508)	(1,812)	4.9%	(6,000)	18.5%
Cash and due from banks	289,363	(182,894)	-38.7%	90,271	45.3%
Other assets	274,276	21,527	8.5%	36,049	15.1%

Total assets	$5,109,869	$(62,088)	-1.2%	$802,384	18.6%

Noninterest-bearing demand deposits	$1,270,991	$(19,332)	-1.5%	$366,917	40.6%
Interest-bearing demand deposits	39,551	3,329	9.2%	6,624	20.1%
Savings deposits	1,723,369	7,833	0.5%	283,875	19.7%
Time deposits	978,350	108,382	12.5%	39,285	4.2%

Total deposits	4,012,261	100,212	2.6%	696,701	21.0%
Repurchase agreements and other borrowed funds	602,465	(188,408)	-23.8%	9,728	1.6%
Other liabilities	34,152	10,640	45.3%	10,164	42.4%
Minority interest	—	—	0.0%	(1,386)	-100.0%
Shareholders’ equity	460,991	15,468	3.5%	87,177	23.3%

Total liabilities and equity	$5,109,869	$(62,088)	-1.2%	$802,384	18.6%